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                      SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, DC  20549

                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934



     Date of Report (date of earliest event report)       November 2, 1994.
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                               HOUSE OF FABRICS, INC.
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                 (Exact name of Registrant as Specified in Charter)


     A Delaware Corporation                 1-7927                 95-3426136
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     (State or Other Jurisdiction        (Commission               (IRS Employer
        of Incorporation)                 File No.)          Identification No.)


     13400 Riverside Drive, Sherman Oaks, California                 91423
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     (Address of principal executive office)                       (Zip Code)


     Registrant's telephone number, including area code:       (818) 995-7000
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     Item 3.   Bankruptcy or Receivership

               On November 2, 1994, the Registrant and its subsidiaries filed for protection under Chapter 11 of the Bankruptcy Code. The case is pending before the U.S. Bankruptcy Court for the Central District of California. See attached Press Release (Exhibit 99.1).


     Item 5.   Other Events

               On November 2, 1994, Daniel Greenberg resigned as a member of the Board of Directors of the Registrant because of the added time commitment required of the Board of Directors during the Registrant's financial restructuring. On November 2, 1994, William W. Pennell was appointed to the Board of Directors to fill the vacancy created by Mr. Greenberg's resignation. See attached Press Release (Exhibit 99.2).


     Item 7    Financial Statements, Pro Forma Financial Information and
               Exhibits

               See Exhibit Index


                                  SIGNATURES
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               Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                  HOUSE OF FABRICS, INC.
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                                                     (Registrant)


                                         By    /s/ MARVIN S. MALTZMAN
                                           ____________________________________
                                                   Marvin S. Maltzman, Esq.
                                         Senior Vice President & General Counsel


     Date:  November 9, 1994

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                                 EXHIBIT INDEX

     Exhibit No.
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      99.1     Press Release dated November 3, 1994

      99.2     Press Release dated November 4, 1994

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